UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 30, 2008

VeraSun Energy Corporation

(Exact name of registrant as specified in its charter)

South Dakota	000-32913	20-3430241
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 22nd Avenue

Brookings, SD 57006

(Address of principal executive offices)

(605) 696-7200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 30, 2008, VeraSun Energy Corporation (the “Company”), and VeraSun Marketing, LLC, VeraSun Aurora Corporation, VeraSun Fort Dodge, LLC, VeraSun Hartley, LLC and VeraSun Welcome, LLC, each a wholly-owned subsidiary of the Company, entered into a Credit Agreement (the “Credit Agreement” or the “Credit Facility”), as borrowers, with UBS Securities LLC, as Arranger, Bookmanager, Documentation Agent and Syndication Agent, UBS AG, Stamford Branch, as Issuing Bank, Administrative Agent and Co-Collateral Agent, and UBS Loan Finance LLC, as Swingline Lender.

The Credit Agreement provides up to $125 million of revolving credit to the borrowers, subject to a borrowing base. The borrowing base is a formula based on eligible inventory and receivables, minus certain reserves. All obligations under the Credit Facility are secured by the borrowers’ inventory and accounts receivable. The borrowers may use advances under the Credit Facility for general corporate purposes, including capital expenditures. Subject to collateral availability, the Credit Facility also permits the Company to advance funds to VeraSun Reynolds, LLC and, in an initial amount not to exceed $40.0 million, to other non-borrower subsidiaries of the Company. The Credit Facility will be available until May 30, 2011.

The description of the Credit Agreement in this report does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

In connection with entering into the Credit Agreement, the Company terminated the revolving credit agreement, dated December 21, 2005, with First National Bank of Omaha.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

10.1	Credit Agreement, dated May 30, 2008, among VeraSun Energy Corporation, VeraSun Marketing, LLC, VeraSun Aurora Corporation, VeraSun Fort Dodge, LLC, VeraSun Hartley, LLC and VeraSun Welcome, LLC, as borrowers, and UBS Securities LLC, as Arranger, Bookmanager, Documentation Agent and Syndication Agent, UBS AG, Stamford Branch, as Issuing Bank, Administrative Agent and Co-Collateral Agent, and UBS Loan Finance LLC, as Swingline Lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASUN ENERGY CORPORATION

Date: June 4, 2008	By:	/s/ Danny C. Herron
Danny C. Herron
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Credit Agreement, dated May 30, 2008, among VeraSun Energy Corporation, VeraSun Marketing, LLC, VeraSun Aurora Corporation, VeraSun Fort Dodge, LLC, VeraSun Hartley, LLC and VeraSun Welcome, LLC, as borrowers, and UBS Securities LLC, as Arranger, Bookmanager, Documentation Agent and Syndication Agent, UBS AG, Stamford Branch, as Issuing Bank, Administrative Agent and Co-Collateral Agent, and UBS Loan Finance LLC, as Swingline Lender.